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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 22, 2005


                                AEROPOSTALE, INC.
             (Exact name of registrant as specified in its charter)

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
                   DELAWARE                                001-31314                          31-1443880
(State or other jurisdiction of incorporation)     (Commission File Number)       (IRS Employer Identification No.)


           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of principal executive offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On April 22, 2005, the Registrant entered into a First Amendment to its Amended and Restated Loan and Security Agreement with Fleet Retail Group, Inc. f/k/a/ Fleet Retail Finance Inc. (the "Amendment"). The Amendment extends the term of Amended and Restated Loan and Security Agreement for a period of five (5) years and provides additional borrowing availability to the Registrant. The Amendment is filed herewith as Exhibit 10.26.

         a) Exhibit

            10.26 First Amendment to Amended and Restated Loan and Security Agreement.
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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Aeropostale, Inc.




                                            /s/  Michael J. Cunningham
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                                            Michael J. Cunningham
                                            Executive Vice President -
                                            Chief Financial Officer

Dated: April 26, 2005